The Commonwealth of Massachusetts
                                 Kevin H. White
                          Secretary of the Commonwealth
                           STATE HOUSE, BOSTON, MASS.

                        RESTATED ARTICLES OF ORGANIZATION
                     General Laws, Chapter 156B, Section 74






This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   ----------

      We,   Theodore S. Saad, President and
            Robert P. Moncreiff, Clerk of

                             SAGE LABORATORIES, INC.
                              (Name of Corporation)

located at 3 Huron Drive, East Natick Industrial Park, Natick, Massachusetts do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on September 21, 1967, by vote of

16,250 shares of   Class 3 Common Stock   out of 16,250     shares outstanding,
- --------------------------------------------------------------------------------
                        (Class of Stock)
       shares of                          out of            shares outstanding,
- --------------------------------------------------------------------------------
                        (Class of Stock)

       shares of                          out of            shares outstanding,
- --------------------------------------------------------------------------------
                        (Class of Stock)

being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:

     1.   The  name  by  which  the   corporation   shall  be  known  as:   Sage
          Laboratories, Inc.

     2.   The purposes for which the corporation is formed are as follows:

                                   See page 2A

NOTE: Provisions for which the space provided under articles 2, 4, 5, and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                        WITHOUT PAR VALUE             WITH PAR VALUE
                        -----------------             --------------
CLASS OF STOCK          NUMBER OF SHARES     NUMBER OF SHARES      PAR VALUE
- --------------          ----------------     ----------------      ---------

Preferred

Common                                           650,000             $1.00


     *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                                 Not applicable.

     *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                                      None

     *6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                                      None



* If there are no such provisions, state "None".

                                                                         Page 2A


     To carry on the trade or business of engineers, founders, smiths, machinists, manufacturers and patentees of lawful products of any description and to carry on any business incident thereto; to acquire by purchase, lease or otherwise such real estate, machinery, fixtures, and all kinds of personal property which may appropriately be acquired and lawfully used in the conduct of any or all of such business enterprises; to acquire by purchase or otherwise, and to own, use, sell, grant, assign and license others to use, letters patent, patent rights, inventions, processes and contrivances relating to any or all of such business enterprises; to purchase, lease or otherwise acquire as a going concern or otherwise all or any part of the rights, stock, property, business and good will of any person, firm, association, trust or other corporation engaged in whole or in part in any business in which this corporation is empowered to engage; to pay for the same in whole or in part in cash, stocks, bonds, notes, securities or assets of this corporation or in any manner to assume as part of the consideration or otherwise any or all of the debts, contracts, liabilities and obligations of any such person, firm, association, trust or other corporation; to operate, manage, develop and generally carry on the whole or any part of such business either under the name of the person, firm, association, trust or other corporation from whom acquired or under the name of this corporation.

      "We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3 & 5.

- --------------------------------------------------------------------------------
                (*If there are no such amendments, state "None".)











IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 20th day of November in the year 1967.

                 /s/ Theodore S. Saad                  President
- ---------------------------------------------------

              /s/ Robert P. Moncreiff                     Clerk
- ---------------------------------------------------

      RECEIVED

    NOV 20, 1967

CORPORATION DIVISION
 SECRETARY'S OFFICE











                        THE COMMONWEALTH OF MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION
                     (General Laws, Chapter 156B, Section 74)


                         I  hereby  approve  the  within  restated  articles  of
                    organization and, the filing fee in the amount of $375.00 having been paid, said articles are deemed to have been filed with me this 20th day of Nov, 1967.


                                            /s/ Kevin H. White
                                            -------------------
                                               KEVIN H. WHITE
                                        Secretary of the Commonwealth
                                         State House, Boston, Mass.




James L. Terry
53 State St
Boston


                                                                        11-22-67

                                    *     *

FORM CD-72-30M-4/88-70881

[Initialed]
- -----------
  Examiner

                        The Commonwealth of Massachusetts
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                     ONE ASHBURTON PLACE, BOSTON, MASS 02108

                                                          FEDERAL IDENTIFICATION
                                                             NO.  04-2179082

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   ----------

We,   Theodore S. Saad, President and
      Robert P. Moncreiff, Clerk of

                             SAGE LABORATORIES, INC.
                              (Name of Corporation)

Located at 11 Huron Drive, Natick, Massachusetts 01760

- -----------
 Name
 Approved

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on October 27, 1987, by vote of 306,471 shares of Common Stock out of 417,405 shares outstanding.

CROSS OUT      being at least two-thirds of each class outstanding  and entitled
INAPPLICABLE   to vote thereon and of each class or series of stock whose rights
CLAUSE         are adversely affected thereby:(2)

     Voted to add the following provision to Section 6 of the corporation's Restated Articles of Organization:


C [ ]


P [ ]


M [ ]

     "A Director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination of liability is not permitted under the Massachusetts Business Corporation Law as in effect when such breach occurred. No amendment or repeal of this provision shall deprive a director of the benefits hereof with respect to any act or omission occurring prior to such amendment or repeal."

      (1) For amendments adopted pursuant to Chapter 156B, Section 70.
      (2) For amendments adopted pursuant to Chapter 156B, Section 71.


     4
- -----------
    PC

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth in separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- ------------------ ----------------------  ----------------------- -------------
                       NO PAR VALUE             WITH PAR VALUE         PAR
  KIND OF STOCK      NUMBER OF SHARES          NUMBER OF SHARES       VALUE
- ------------------ ----------------------  ----------------------- -------------
     COMMON
- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------
    PREFERRED
- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------




CHANGE the total to:

- ------------------ ----------------------  ----------------------- -------------
                       NO PAR VALUE             WITH PAR VALUE         PAR
  KIND OF STOCK      NUMBER OF SHARES          NUMBER OF SHARES       VALUE
- ------------------ ----------------------  ----------------------- -------------
     COMMON
- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------
    PREFERRED
- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------

- ------------------ ----------------------  ----------------------- -------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 27th day of October, in the year 1987


                 /s/ Theodore S. Saad                  President
- ---------------------------------------------------

              /s/ Robert P. Moncreiff                     Clerk
- ---------------------------------------------------

  SECRETARY OF THE
   COMMONWEALTH

1987 OCT 20 PM 2:12

CORPORATION DIVISION



                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and the filing fee in the amount of $75.00 have been paid, said articles are deemed to have been filed with me this 29th day of October 1987.


                                                /s/   Michael Joseph Connolly
                                                -------------------------------
                                                      MICHAEL JOSEPH CONNOLLY
                                                      Secretary of State


                         TO BE FILLED IN BY CORPORATION
                        PHOTOCOPY OF AMENDMENT TO BE SENT

            TO:         John A. Frescotti, Esquire
                        Palmer & Dodge
            --------------------------------------------------
                        One Beacon Street
            --------------------------------------------------
                        Boston, MA 02108
            --------------------------------------------------

            Telephone:  (617) 227-4400
                       ---------------------------------------

                                                                  NO. 04-2179082

- --------
Examiner
                        THE COMMONWEALTH OF MASSACHUSETTS

                              William Francis Gavin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

- --------
Name
Approved
                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)



We, Carl A. Marguerite                                 , *President
    ---------------------------------------------------
and George M. Hughes                                   , Assistant Clerk
    ---------------------------------------------------
of  Sage Laboratories, Inc.
    ----------------------------------------------------------------------------
                           (Exact name of corporation)

located at  11 Huron Drive, Natick MA 01760-1338
           ---------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        3
- --------------------------------------------------------------------------------
             (Number those articles 1,2,3,4 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on November 14, 1995 by vote of:


175,450 shares of  Common Stock $1.00 par value   of 231,365 shares outstanding.
                   (type, class & series, if any)

_______ shares of ________________________________ of _______ shares outstanding
and
                   (type, class & series, if any)

_______ shares of _______________________________ of _______ shares outstanding.
                   (type, class & series, if any)

C     []
P     []
M     []
R.A.  []


1** being at least a majority of each type, class or series outstanding and entitled to vote thereon:/or


* Delete the inapplicable words.     ** Delete the inapplicable clause.
1 For amendments adopted pursuant to Chapter 156B, Section 70.
2 For amendments adopted pursuant to Chapter 156B, Section 71.
Note: if the space provided under any article or items on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at lease 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

- --------
P.C.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:


The total presently authorized is:

- --------------------------------------------------------------------------------
     WITHOUT PAR VALUE STOCKS                   WITH  PAR VALUE STOCKS
- --------------------------------------------------------------------------------
   TYPE            NUMBER OF SHARES      TYPE    NUMBER OF SHARES    PAR VALUE
- --------------------------------------------------------------------------------
  Common:                               Common:       650,000         $ 1.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 Preferred:                           Preferred:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Change the total authorized to:


- --------------------------------------------------------------------------------
     WITHOUT PAR VALUE STOCKS                   WITH  PAR VALUE STOCKS
- --------------------------------------------------------------------------------
   TYPE            NUMBER OF SHARES      TYPE    NUMBER OF SHARES    PAR VALUE
- --------------------------------------------------------------------------------
  Common:                               Common:     10,000,000         $.10
 -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 Preferred:                           Preferred:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     The above change was approved pursuant to the following vote:

     VOTED: To amend the company's Restated Articles of Organization as amended so as to change the par value of its Common Stock from $1.00 per share to $.10 per share and increase the number of authorized shares from 650,000 shares to 10,000,000 shares.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date: ______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 14th day of November 1995.

          /s/ Carl A. Marguerite                  ,  *President/.
- -------------------------------------------------

          /s/ George M. Hughes                    ,  /*Assistant Clerk.
- -------------------------------------------------


* Delete inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

================================================================================

I hereby approve the within Articles of Amendment and, the filing fees in the amount of $__________ having been paid, said articles are deemed to have been filed with me this _________ day of _______________ 19___.



Effective date: ________________________________________________________________





                             WILLIAM FRANCIS GALVIN

                         Secretary of the Commonwealth





                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                           George M. Hughes, Esquire

                                 Palmer & Dodge

                    One Beacon Street, Boston, MA 02108-3190